   As filed with the Securities and Exchange Commission on November 20, 2000.

                                                           Registration No. 333-


-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              CHECKFREE CORPORATION

             (Exact name of Registrant as specified in its charter)

         Delaware                                           58-2360335
   State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
              (Address of Registrant's principal executive offices)


                              CHECKFREE CORPORATION
                           THIRD AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                               Peter F. Sinisgalli
                      President and Chief Operating Officer
                              CheckFree Corporation
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                         CALCULATION OF REGISTRATION FEE

------------------------- ---------------------- ----------------------- ---------------------- --------------------
                                                    Proposed Maximum       Proposed Maximum           Amount of
Title of Securities           Amount to be           Offering Price       Aggregate Offering        Registration
to be Registered               Registered              Per Share*               Price*                  Fee*
------------------------- ---------------------- ----------------------- ---------------------- --------------------
Common stock,
$.01 par value                  4,000,000                $53.72               $214,880,000             $56,729
------------------------- ---------------------- ----------------------- ---------------------- --------------------


* Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of CheckFree Corporation Common Stock as reported on the Nasdaq National Market System on November 15, 2000.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of CheckFree Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The document(s) containing the information concerning the CheckFree Corporation Third Amended and Restated 1995 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

     The contents of the following are incorporated herein by reference: a Form S-8 Registration Statement, dated October 20, 1995, File No. 033-98446; a Post-Effective Amendment No. 1 to Form S-8 Registration Statement, dated January 9, 1998, File No. 033-98446; a Form S-8 Registration Statement, dated February 14, 1997, File No. 333-21799; a Post-Effective Amendment No. 1 to Form S-8 Registration Statement, dated January 9, 1998, File No. 333-21799; and a Form S-8 Registration Statement, dated January 14, 1999, File No. 333-70599.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on November 20, 2000.

                                    CHECKFREE CORPORATION

                                    By: /s/ Peter F. Sinisgalli
                                        -----------------------------------
                                            Peter F. Sinisgalli, President and
                                            Chief Operating Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

       NAME                                        TITLE                                            DATE
       ----                                        -----                                            ----

         *                          Chairman of the Board of Directors and                   November 20, 2000
---------------------------
     Peter J. Kight                 Chief Executive Officer
                                    (Principal Executive Officer)

         *                          Executive Vice President and Chief Financial Officer     November 20, 2000
---------------------------
     David E. Mangum                (Principal Financial Officer)


         *                          Vice President, Chief Accounting Officer and             November 20, 2000
---------------------------
     Gary A. Luoma, Jr.             Assistant Secretary
                                    (Principal Accounting Officer)

         *                          Director                                                 November 20, 2000
---------------------------
     William P. Boardman


         *                          Director                                                 November 20, 2000
---------------------------
     James D. Dixon


         *                          Director                                                 November 20, 2000
---------------------------
     Henry C. Duques


         *                          Director                                                 November 20, 2000
---------------------------
     Mark A. Johnson


         *                          Director                                                 November 20, 2000
---------------------------
     Lewis C. Levin


         *                          Director                                                 November 20, 2000
---------------------------
     Eugene F. Quinn




         *                          Director                                                 November 20, 2000
---------------------------
     Jeffrey M. Wilkins



* By:    /s/ Peter F. Sinisgalli
       ---------------------------------
             Peter F. Sinisgalli, attorney-in-fact
             for each of the persons indicated

                              REGISTRATION NO. 333-



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM S-8



                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933



                              CHECKFREE CORPORATION


                                    EXHIBITS

                                  EXHIBIT INDEX

Exhibit                                              Exhibit
Number                                             Description
-------                                            ------------

  4(a) CheckFree Corporation 1995 Stock Option Plan (Exhibit 10(a) to Form S-1 Registration Statement, dated August 14, 1995 (File No. 033-95738), and incorporated herein by reference).

  4(b) CheckFree Corporation Amended and Restated 1995 Stock Option Plan (Exhibit 10(jjj) to Form S-4 Registration Statement, dated October 31, 1996 (File No. 333-15247), and incorporated herein by reference).

  4(c) CheckFree Corporation Second Amended and Restated 1995 Stock Option Plan (Exhibit 4(a) to Form S-8 Registration Statement, dated January 14, 1999 (File No. 333-70599), and incorporated herein by reference).

  4(d)   *    CheckFree Corporation Third Amended and Restated 1995
              Stock Option Plan.

  4(e)   *    Amended and Restated Certificate of Incorporation of CheckFree
              Corporation.

  4(f) By-Laws of the Company (Exhibit 3(b) to the Current Report on Form 8-K, dated December 22, 1997, filed with the Securities and Exchange Commission on December 30, 1997, and incorporated herein by reference).

   5     *    Opinion of Porter, Wright, Morris & Arthur LLP regarding
              legality.

 23(a)        Consent of Porter, Wright Morris & Arthur LLP (included in
              Exhibit 5 filed herein).

 23(b)   *    Consent of Deloitte & Touche LLP.

 23(c)   *    Consent of Deloitte & Touche LLP.

 24      *    Power of Attorney.

---------------

* Filed with this Registration Statement